Note 14 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Commitments and Contingencies Disclosure [Text Block]

14. Commitments and Contingencies

a) Time charters: As of December 31, 2022, future minimum contractual time charter revenues assuming 365 revenue days per annum per vessel and the earliest redelivery dates possible, based on vessels’ committed, non-cancellable, time charter contracts, are as follows:

Year ending December 31,	Amount
2023	$832,687
2024	757,998
2025	651,507
2026	374,428
2027	223,638
2028 and thereafter	504,571
Total	$3,344,829

The above calculation includes the time charter arrangements of the Company’s vessels in operation as at December 31, 2022, but excludes the time charter arrangements of: 16 dry bulk vessels in operation for which their time charter rate is index-linked and seven dry bulk vessels and three container vessels (including the two container vessels held for sale (Note 7) as at December 31, 2022) for which the Company had not secured employment as of December 31, 2022. These arrangements as at December 31, 2022, have remaining terms of up to 105 months.

(b) Capital Commitments: The Company had no capital commitments as of December 31, 2022.

(c) Debt guarantees with respect to entities formed under the Framework Deed: As of December 31, 2022 and following the transaction with York discussed in Note 7, Costamare does not guarantee any loan with respect to entities formed under the Framework Deed.

(d) Other: Various claims, suits, and complaints, including those involving government regulations, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents or suppliers relating to the Company’s vessels. Currently, management is not aware of any such claims not covered by insurance or of any contingent liabilities, which should be disclosed, or for which a provision has not been established in the accompanying consolidated financial statements.

The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities not covered by insurance which should be disclosed or for which a provision should be established in the accompanying consolidated financial statements.

The Company is covered for liabilities associated with the vessels’ operations up to the customary limits provided by the Protection and Indemnity (“P&I”) Clubs, members of the International Group of P&I Clubs.

A subsidiary of the Company and Costamare Shipping are defendants and third-party defendants in lawsuits pending in the United States Court for the Central District of California relating to liabilities associated with damage to a pipeline and an oil spill that occurred in October 2021 off the coast of Long Beach, California.  The oil spill was caused by the rupture of a pipeline owned by Amplify Energy Corp. and certain affiliates (“Amplify”).  The claimants in the lawsuit allege that a vessel owned by one of the Company’s subsidiaries, the containership Beijing, dragged its anchor across the pipeline many months prior to the rupture, during a severe heavy wind event when numerous other vessels were unable to hold their ground and dragged their anchors, and contributed to the spill. The complaint alleges that a vessel owned by another containership company also dragged its anchor across the pipeline on the same day.

There are certain other claims outstanding, including a claim by certain insurers that provided liability insurance coverage to Amplify that was triggered by the discharge of oil from Amplify’s pipeline. The Company is defending against the allegations of the remaining claimants.  The Company believes that adequate insurance is in place to cover any liability, if any should arise, from the remaining claims that have been asserted (Note 23(e)).